UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 6, 2019

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 6, 2019, Roanoke Gas Company ("Roanoke"), the utility subsidiary of RGC Resources, Inc. ("Resources") entered into unsecured notes ("Notes") with Prudential Arizona Reinsurance Universal Company under a Note Commitment with Prudential Investment Management ("Prudential") executed on June 5, 2019. These Notes in the aggregate principal amount of $10,000,000 bear an interest rate of 3.60% per annum with interest payable semi-annually in June and December of each year, commencing June 6, 2020. The principal balances of the Notes are due on December 6, 2029. The proceeds from these notes will be used fund Roanoke's capital expenditures.

The Notes were issued under the provisions of the Private Shelf Facility Agreement ("Shelf Agreement") Roanoke entered into with Prudential effective September 30, 2015 as amended. On December 6, 2019, Roanoke entered into the Second Amendment to Private Shelf Agreement ("Amendment"). This Amendment increased the aggregate amount available for borrowing to $68,000,000 under the Shelf Agreement. The Amendment also extended the provision for borrowing under the Shelf Agreement for an additional three-year period through December 6, 2022, unless terminated by either party with 30 day written notice. The Amendment maintains the same covenants as provided for in the Shelf Agreement for all notes issued including the limitation on consolidated long-term indebtedness to no more than 65% of consolidated total capitalization and priority indebtedness to not more than 15% of consolidated total assets.

In addition and in connection with the above Notes, also on December 6, 2019, Resources executed an Unconditional Guaranty in favor of Prudential and the affiliates participating in the unsecured notes unconditionally guaranteeing timely payment and performance of the obligations of Roanoke to Prudential.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Notes, which is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

10.1	Unsecured Note in the original principal amount of $5,000,000 by and between Roanoke Gas Company and Prudential Arizona Reinsurance Universal Company, dated December 6, 2019.

10.2	Unsecured Note in the original principal amount of $5,000,000 by and between Roanoke Gas Company and Prudential Arizona Reinsurance Universal Company, dated December 6, 2019.

10.3	Unconditional Guaranty Agreement by and between RGC Resources, Inc. and Prudential Investment Management and each Prudential Affiliate which is a party to the borrowings.

10.4	Second Amendment to Private Shelf Agreement dated as of December 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: December 9, 2019	By: /s/ Paul W. Nester
Paul W. Nester
Vice President, Secretary, Treasurer and CFO